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               METROPOLITAN INVESTMENT SECURITIES                Document
                                                                 Number

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SUBSCRIPTION AGREEMENT                                           Investor Number

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[ ] METROPOLITAN MORTGAGE & SECURITIES CO., INC.              [ ] New Account
[ ] SUMMIT SECURITIES, INC.                                   [ ] Change Account
[ ] WESTERN UNITED HOLDING COMPANY                                Information
    601 W. 1st Ave. Dept 141000, Spokane, WA 99201-5041
If you need assistance in filling out this form, call us toll free at
1-800-631-1361, in Spokane (509) 835-2210.

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
Type of Account [ ] SEPARATE PROPERTY [ ] GUARDIAN [ ] CORP/PARTNERSHIP          Interest Options:
[ ] CUSTODIAN [ ] IRA [ ] TRUST [ ] TENANTS IN COMMON                            [ ] Account      Payments [ ] mo
[ ] JOINT TENANT WROS [ ] COMMUNITY PROPERTY [ ] UTMA/UGMA                           Withholding           [ ] quarterly  [ ] semi-
                                                                                                                          annual
                                                                                 %                     OR                 compound
                                                                                   ----------
                                                                                 $
                                                                                   ----------              [ ] semi
                                                                                                           [ ] annual

-------------------------------------------------------------------------------                    --------------------------------
[ ] Investment     [ ] Investment    [ ] Discount       Investment  Interest  Term      Installment Term
    Advisor            Debentures or     Debentures or    Amount             (Months)        Payments [ ]mo  AND  Amortization Term
[ ] Registered Rep     Certificates      Certificates                                   60-120 mos.
                                                                                                                  ---------------

[ ] Preferred Stock   Investment Amount   Payment of Dividends
    Series                                [ ] Cash
           ----------                     [ ] Automatic Reinvestment

Issue Date The                ISSUE DATE for Debentures/certificates (only) shall be the postmark date on mailed transmittals of funds and complete paperwork to the Issuer's office in Spokane, WA, or in all other cases, the date of actual receipt of funds and complete paperwork by the Issue at its Spokane offices.
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Registrant's First Name (if Trust, provide full name and year of the Trust)     Middle                        Last


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Additional names (If joint Account, "AND" status, or other individual, i.e. Trustee


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Physical Address Required  (State of Domicile)                City                           State                      Zip


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[ ] Please issue all distributions in the "OR" status __________ Initial    Home Phone No.     Marital Status (check one)
                                                      __________ Initial    (   )              [ ] Single [ ] Married [ ] Widowed
                                                                                               [ ] Divorced

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[ ] Male              Date of Birth              Date of Birth for JT       Work Phone No.     [ ] U.S. Citizen [ ] 1078 Attached
[ ] Female                                                                  (   )                                   (Resident Alien)
                                                                                               [ ] W-8 Attached (Non-Resident Alien)

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Social Security No. or Tax ID No.                    Social Security # [ ] Joint Tenant         Check the box if you are subject to
                                                                                                Backup Withholding
                                                                                                [ ] under the provisions of Section
                                                                                                3406(a)(1)(c) of the Internal
                                                                                                Revenue Code. (see reverse)
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Mail to Other      [ ] Duplicate Statement   [ ] Checks                   Bank Account No. / ACH Info         (Attach deposit slip)


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Address                                                          City                           State                 Zip


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[ ] IRA Beneficiary   [ ] TOD/POD    Address                                Relationship      Percent  Birthdate Social Security #


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[ ] IRA Beneficiary   [ ] TOD/POD    Address                                Relationship      Percent  Birthdate Social Security #


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[ ] IRA Beneficiary   [ ] TOD/POD    Address                                Relationship      Percent  Birthdate Social Security #



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[ ] TRADITIONAL IRA   [ ] SEP IRA   [ ] EDUCATION IRA   [ ] ROTH IRA   [ ] CONVERSION ROTH IRA
[ ] NEW CONTRIBUTION:          Tax Year                  Amount $                  Tax Year               Amount $
                                       ---------------           --------------             -----------            -------------
[ ] DIRECT ROLLOVER (Qualified Plan) $                [ ] REINVESTMENT  $                  [ ] CONVERSION YEAR
                                      -------------                      -------------                         ----------------
[ ] DIRECT TRANSFER (from IRA)   $                    [ ] ROLLOVER  $                  [ ] CONVERSION AMOUNT $
                                  -------------                      -------------                             ----------------
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OFFICE USE ONLY
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SUBSCRIBER'S SIGNATURE & DATE              DATE RECEIVED                  DATE POSTMARKED                 COMMENTS

                                           ---------------------------    -----------------------------   --------------------------


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SUBSCRIBER'S SIGNATURE & DATE              INVESTMENT REP. SIGNATURE & DATE, REP #        PRINCIPAL SIGNATURE & DATE

                                           ----------------------------------------    --------------------------------------------
                                                      WHITE-OFFICE COPY         YELLOW-CUSTOMER COPY

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Page 2                       SUBSCRIPTION AGREEMENT -- CONFIDENTIAL

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
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Metropolitan Investment Securities, Inc., is required by the National Association of Securities Dealers, Inc. (NASD) to obtain certain information about your financial situation and needs, investment objectives and investment experience. The following information will be kept strictly confidential and used only to determine suitability of investments, subject to examination by the
NASD and other regulatory authorities.

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Sources of Annual Income (as a Percentage of Total Income)

EMPLOYMENT COMPENSATION         %                INVESTMENT INCOME         %        ESTIMATED ANNUAL INCOME $
                        --------                                   --------                                  ----------

Other Income Source (please specify)                                                RISK TOLERANCE: [ ] High   [ ] Medium   [ ] Low
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Investment Objective (if more than one, give order of importance, 1 highest, 2, 3, etc.)

INCOME                                  CAPITAL APPRECIATION                                     OTHER
       -------------------------                             -------------------------                 --------------------------
LIQUIDITY                               PRESERVATION OF CAPITAL
          ----------------------                                -------------------------        --------------------------------

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Previous Investment Experience
[ ] INVESTMENT REAL ESTATE          [ ] COMMODITIES & OPTIONS                [ ] STOCK         [ ] MUTUAL FUNDS        [ ] CDs
[ ] MONEY MARKET  [ ] BONDS & DEBENTURES     [ ] ANNUITIES     [ ] OTHER (please specify)
                                                                                          -----------------------------------

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   Investments (including this investment)          Approximate         Current Other Investments       Types        Amount/Values
   ---------------------------------------          -----------         -------------------------       -----        -------------


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Estimated Liquid Net Worth - Cash, Equity Securities, Money Market Balances, etc.

OVER $
      --------------------
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Estimated Net Worth - Excluding Primary Residence, Furnishings and Primary Automobile (including MIS Investments)

OVER $
      --------------------
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Please provide any other information you deem relevant to your financial status, investment objectives, or investment experience.
Attach additional sheets if necessary.
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[ ] Check here if you are employed by a registered Broker/Dealer, Bank,          Have you ever advised anyone else with regard to
    Investment Advisor or Insurance Company                                      financial  investments?
                                                                                 [ ] YES     [ ] NO
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Employer                                              Type of Business                           Title


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Employer Address                                                  City               State                   Zip


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Length of Time Employed         If less than two years or if retired, provide previous employer and occupation


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This subscription agreement, including the terms on the reverse side hereof, contains the entire agreement between MIS and subscriber for the purchase of the described security. The undersigned certify that I/We have full authority and legal capacity to purchase the above securities. I/WE ACKNOWLEDGE RECEIPT OF A COPY OF THE PROSPECTUS RELATING TO THE SPECIFIED SECURITIES PRIOR TO
EXECUTION OF THIS SUBSCRIPTION AGREEMENT. I/WE CONSIDER THE INVESTMENT APPROPRIATE FOR MY/OUR INVESTMENT PORTFOLIO, CONSIDERING
MY/OUR OTHER SECURITY HOLDINGS, INVESTMENT OBJECTIVES, AND FINANCIAL SITUATION AND NEEDS. I/WE HAVE HAD THE OPPORTUNITY TO DISCUSS
MY/OUR FINANCIAL SITUATION, INVESTMENT OBJECTIVES AND NEEDS WITH MY/OUR INVESTMENT REPRESENTATIVE. Under the penalties of perjury,
I/We certify that the information pertaining to Social Security No., Tax ID No. and backup withholding is true, correct and complete.

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SUBSCRIBER'S SIGNATURE               DATE                      SUBSCRIBER'S SIGNATURE                                DATE

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FOR IRA ACCOUNTS. CONSENT OF SPOUSE MAY BE REQUIRED IN COMMUNITY PROPERTY STATES IF PERSONS OTHER THAN OR IN ADDITION TO SPOUSE ARE
DESIGNATED BENEFICIARY.

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SIGNATURE OF SPOUSE                                                   DATE

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INVESTMENT REPRESENTATIVE'S APPROVAL AND RECEIPT. Based on the above information and my discussion with the Subscriber(s) regarding their other securities holdings, investment objectives, financial situation and needs, I believe that the purchase of these securities is suitable for the above signed Subscriber(s). I acknowledge receipt of the amount of this subscription in the following form(s):

[ ] CHECK         [ ] METROPOLITAN / SUMMIT SECURITIES CERTIFICATE NUMBERS
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INVESTMENT REPRESENTATIVES SIGNATURE                               REP NUMBER                 DATE                  STATE OF SALE

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MIS APPROVAL. BY SIGNING BELOW, THE UNDERSIGNED SUPERVISOR OF METROPOLITAN INVESTMENT SECURITIES CONCURS WITH THE BELIEF OF
SUITABILITY AND APPROVES THE PROPOSED INVESTMENT.

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AUTHORIZED SIGNATURE / ISSUER / MIS                                                                        DATE

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                                                      WHITE-OFFICE COPY           YELLOW-CUSTOMER COPY

                                BROKERAGE ACCOUNT
                                   PRE-DISPUTE
                              ARBITRATION AGREEMENT


I AM AWARE OF THE FOLLOWING:

         (A)      ARBITRATION IS FINAL AND BINDING ON THE PARTIES.

         (B) THE PARTIES ARE WAIVING THEIR RIGHT TO SEEK REMEDIES IN COURT, INCLUDING THE RIGHT TO JURY TRIAL.

         (C) PRE-ARBITRATION DISCOVERY IS GENERALLY MORE LIMITED THAN AND DIFFERENT FROM COURT PROCEEDINGS.

         (D) THE ARBITRATORS' AWARD IS NOT REQUIRED TO INCLUDE FACTUAL FINDINGS OR LEGAL REASONING AND ANY PARTY'S RIGHT TO APPEAL OR SEEK MODIFICATION OF RULINGS BY THE ARBITRATORS IS STRICTLY LIMITED.

         (E) THE PANEL OF ARBITRATORS WILL TYPICALLY INCLUDE A MINORITY OF ARBITRATORS WHO WERE OR ARE AFFILIATED WITH THE SECURITIES INDUSTRY.

I AGREE THAT ALL CONTROVERSIES THAT MAY ARISE BETWEEN US CONCERNING ANY ORDER OR TRANSACTION, OR THE CONTINUATION, PERFORMANCE OR BREACH OF THIS OR ANY OTHER AGREEMENT BETWEEN US, WHETHER ENTERED INTO BEFORE, ON, OR AFTER THE DATE THIS ACCOUNT IS OPENED, SHALL BE DETERMINED BY ARBITRATION BEFORE A PANEL OF INDEPENDENT ARBITRATORS SET UP BY EITHER THE NEW YORK STOCK EXCHANGE, INC., OR NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC., AS I MAY DESIGNATE. IF I DO NOT NOTIFY YOU IN WRITING WITHIN FIVE (5) DAYS AFTER I RECEIVE FROM YOU A WRITTEN DEMAND FOR ARBITRATION, THEN I AUTHORIZE YOU TO MAKE SUCH A DESIGNATION ON MY BEHALF. I UNDERSTAND THAT JUDGMENT UPON ANY ARBITRATION AWARD MAY BE ENTERED IN ANY COURT OF COMPETENT JURISDICTION.

NO PERSON SHALL BRING A PUTATIVE OR CERTIFIED CLASS ACTION TO ARBITRATION, NOR SEEK TO ENFORCE ANY PRE-DISPUTE ARBITRATION AGREEMENT AGAINST ANY PERSON WHO HAS INITIATED IN COURT A PUTATIVE CLASS ACTION; WHO IS A MEMBER OF A PUTATIVE CLASS WHO HAS NOT OPTED OUT OF THE CLASS WITH RESPECT TO ANY CLAIMS ENCOMPASSED BY THE PUTATIVE CLASS ACTION UNTIL:

         (I)      THE CLASS CERTIFICATION IS DENIED;

         (II)     THE CLASS IS DECERTIFIED; OR

         (III)    THE CUSTOMER IS EXCLUDED FROM THE CLASS BY THE COURT.

SUCH FORBEARANCE TO ENFORCE AN AGREEMENT TO ARBITRATE SHALL NOT CONSTITUTE A WAIVER OF ANY RIGHTS UNDER THIS AGREEMENT EXCEPT TO THE EXTENT STATED HEREIN.

TRANSFER FEES

PLEASE NOTE THAT THERE WILL BE A $25 SERVICE CHARGE PER TRANSACTION FOR ANY TRANSFER OR EXCHANGE OF CERTIFICATES.

NATIONAL ASSOCIATION OF SECURITIES DEALERS (NASD) PUBLIC DISCLOSURE PROGRAM
The NASD Public Disclosure Program provides an investor brochure describing the program. Inquiries for this brochure can be made via NASD Regulation's toll-free telephone listing (1-800-289-9999), or the NASD Regulation's Internet site (http://www.nasdr.com).

AGREEMENT

Subscriber subscribes for and tenders the stated investment amount as full payment of the investment described. This investment is not insured by the United States Government, any state government, nor any agency thereof. If this is an investment for investment certificates or investment debentures, any indenture relating to the investment contains statements of the rights of the holders of the investment, MIS and the trustee named in the indenture. MIS agrees to issue a Receipt evidencing the investment to the designated persons upon acceptance hereof and payment in full.

Subscriber does hereby acknowledge that he/she has obtained such independent tax or legal advice regarding the effect of this investment as he/she deems necessary and that he/she is not relying upon Metropolitan Investment Securities, Inc. or their agents or employees for such advice. Such parties are hereby released from any claim for damages in the event of the failure of this transaction to accomplish the tax or legal purposes intended by Subscriber.

This Subscription Agreement contains the entire agreement between MIS and subscriber for the purchase of the described Security. This Subscription Agreement shall not be binding upon MIS until it is accepted by an officer of MIS. Receipt, acceptance, negotiation or deposit by MIS of any security, draft, check, note or cash shall not constitute acceptance of this Subscription Agreement. If it is not accepted, Subscriber shall be entitled to the return of all monies paid without interest thereon. When accepted, this Subscription Agreement shall be irrevocable by both the Subscriber and MIS. Notwithstanding the foregoing sentence, IRA investments are revocable in accordance with the IRA custodial agreement.

IMPORTANT TAX INFORMATION

You (as a payee) are required by law to provide us (as payer) with your correct taxpayer identification number. Accounts that have a missing or incorrect taxpayer identification number will be subject to backup withholding at a 31 percent rate on interest, dividends and other payments. If you have not provided us with your correct taxpayer identification number, you may be subject to a penalty imposed by the Internal Revenue Service.

If the account is in more than one name, give the Social Security Number of the actual owner of the account or, if joint fund, either person. For Custodian account of a minor (Uniform Gift to Minor's Act), give the name and the Social Security Number of the minor. A grantor or revocable trust needs the name and Social Security Number of the grantor. Partnerships need to state the names of the partners and its Employer Identification Number. Other trusts must provide the correct legal name of the trust and the Employer Identification Number.

INDIVIDUAL RETIREMENT ACCOUNT
SUPPLEMENTAL DISCLOSURE STATEMENT

Subscriber has requested Metropolitan Mortgage & Securities Co., Inc. (Metropolitan) to act as custodian of his or her IRA (the "Plan") under which some or all of the assets of the plan will be invested in debentures or other securities issued by Metropolitan.

Neither the representative, Metropolitan, Summit, Western nor Metropolitan Investment Securities, Inc. is acting as an investment advisor or other fiduciary with regard to investment decisions of the plan. All decisions with respect to purchases of securities by the plan are to sole responsibility of subscriber as fiduciary for the plan. Subscriber approves the purchase of Metropolitan, Western and Summit Securities by and on behalf of the plan and acknowledges receipt of the foregoing information prior to the plan's purchase of Metropolitan, Western and Summit Securities.

INDIVIDUAL RETIREMENT ACCOUNT
ADOPTION AGREEMENT AND BENEFICIARY DESIGNATION
(Under Section 408(a) of the Internal Revenue Code)

The Agreement is entered into between the Owner (subscriber) and Metropolitan Mortgage & Securities Co., Inc. (called "Custodian") having its principal place of business at 601 W. 1st Ave. Dept. 141000, Spokane, Washington 99201.

A. Owner desires to provide for his or her retirement and for the support of his or her beneficiaries upon his or her death and, to accomplish these purposes, desires to establish an Individual Retirement Account (called "IRA") as described in Section 408(a) of the Internal Revenue Code of 1954, as amended, or any successor statue (called "the Code").

B. Owner does hereby accept the Metropolitan Mortgage & Securities Co., Inc. Sponsored Custodian Individual Retirement Account Plan (called "the Plan"), the terms of which are incorporated herein by this reference, for the exclusive benefit of owner and his or her beneficiaries.

C. Owner acknowledges receipt of a copy of the Plan document and agrees to be bound by the terms and provisions thereof. Owner further acknowledges receipt of a copy of the Disclosure Statement applicable to the Plan.

D. BENEFICIARY DESIGNATION. I hereby designate the beneficiary or beneficiaries as indicated on the reverse hereof under my Plan revoking all prior designations made by me. This designation is subject to all the terms, conditions and provisions of the Plan and shall become effective when received by the Custodian of said Plan prior to my death. I shall have the right to change this designation at any time during my lifetime by filing a new designation with the Custodian. If none of the named beneficiaries is living upon my death this designation shall be of no effect, and the provision of the plan shall apply.